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                                                                    EXHIBIT 23.0


INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in Post-Effective Amendment No. 1 to Registration Statement No. 33-39817 of Duracell International Inc. on Form S-8 of our report dated August 10, 1994, appearing and incorporated by reference in this Annual Report on Form 10-K of Duracell International Inc. for the year ended June 30, 1994.


/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Hartford, Connecticut
September 22, 1994